UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2019 (September 27, 2019)

MISONIX, INC.

(Exact name of Registrant as specified in its charter)

New York	001-10986	84- 1856018
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1938 New Highway, Farmingdale, New York	11735
(Address of Principal Executive Offices)	(Zip Code)

(631) 694-9555

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.0001 par value	MSON	The Nasdaq Global Market

EXPLANATORY NOTE

On September 27, 2019, Misonix, Inc. (the “Company”) filed a Current Report on Form 8-K12B (the “Initial Report”) with the Securities and Exchange Commission (the “SEC”) to report the completion of the Company’s business combination transaction (the “Transaction”) with Solsys Medical, LLC (“Solsys”).

In order to comply with the financial statement requirements related to registration statements under the Securities Act of 1933, the Company hereby amends Item 9.01 of its Initial Report, for the purpose of updating the financial statements and pro forma financial information in accordance with Article 11 of Regulation S-X.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of business acquired.

The balance sheet as of June 30, 2019 of Solsys and the related statements of operations, changes in members’ deficit and cash flows for the six month periods ended June 30, 2019 and 2018, together with the related notes thereto and the independent accountant’s review report thereon are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated combined statements of operations for the year ended June 30, 2019 and for the three months ended September 30, 2019 is filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of PBMares, LLP, independent registered public accounting firm of Solsys Medical, LLC
99.1	Balance sheet as of June 30, 2019 of Solsys and the related statements of operations, changes in members’ deficit and cash flows for the six month periods ended June 30, 2019 and 2018, together with the related notes thereto and the independent accountant’s review report thereon
99.2	Unaudited pro forma condensed consolidated combined statements of operations for the year ended June 30, 2019 and for the three months ended September 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2019	Misonix, Inc.

	By:	/s/ Joseph P. Dwyer
Joseph P. Dwyer
Chief Financial Officer

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